Exhibit 99.1

Sunoco LP to Acquire Parkland Corporation in Transaction Valued at $9.1 Billion

DALLAS, May 5, 2025 - Sunoco LP (NYSE: SUN) (“Sunoco” or the “Partnership”) and Parkland Corporation (TSX: PKI) (“Parkland”) announced today that the parties have entered into a definitive agreement whereby Sunoco will acquire all outstanding shares of Parkland in a cash and equity transaction valued at approximately $9.1 billion, including assumed debt.

As part of the transaction, Sunoco intends to form a new publicly-traded Delaware limited liability company named SUNCorp, LLC (“SUNCorp”). SUNCorp will hold limited partnership units of Sunoco that are economically equivalent to Sunoco’s publicly-traded common units on the basis of one Sunoco common unit for each outstanding SUNCorp unit. This new publicly-traded entity will be treated as a corporation for tax purposes. For a period of two years following closing of the transaction, Sunoco will ensure that SUNCorp unitholders will receive the same dividend equivalent as the distribution to Sunoco unitholders.

Transaction Details

Under the terms of the agreement, Parkland shareholders will receive 0.295 SUNCorp units and C$19.80 for each Parkland share, implying a 25% premium based on the 7-day VWAP’s of both Parkland and Sunoco as of May 2, 2025. Parkland shareholders can elect, in the alternative, to receive C$44.00 per Parkland share in cash or 0.536 SUNCorp units for each Parkland share, subject to proration to ensure that the aggregate consideration payable in connection with the transaction does not exceed C$19.80 in cash per Parkland share outstanding as of immediately before close and 0.295 SUNCorp units per Parkland share outstanding as of immediately before close.

Sunoco has secured a $2.65 billion 364-day bridge term loan for the proposed cash consideration.

The transaction has been unanimously approved by the board of directors of both companies and is expected to close in the second half of 2025 upon the satisfaction of closing conditions, including approval by Parkland’s shareholders and customary regulatory and stock exchange listing approvals.

Strategic Rationale

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Compelling Financial Benefits. Immediately accretive, with 10%+ accretion to distributable cash flow per Common Unit and $250 million in run-rate synergies by Year 3. Expect to return to 4x long-term leverage target within 12-18 months post-close.

•	Strong Industrial Logic. Complementary assets enables advantaged fuel supply and further diversifies Sunoco’s portfolio and geographic footprint.

•	Accelerated Accretive Growth. Increases cash flow generation for reinvestment and distribution growth.

Benefits to Canada and Responsible Stewardship

•	Employment in Canada. Sunoco will maintain a Canadian headquarters in Calgary and significant employment levels in Canada.

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Burnaby Refinery. Sunoco is committed to continuing to invest in Parkland’s innovative refinery, which produces low-carbon fuels, while maintaining safe, healthy and growing operations for the long-term. The refinery will continue to operate and supply fuel within the Lower Mainland.

•	Transportation Energy Infrastructure Expansion. Sunoco will continue to support Parkland’s plan to expand its Canadian transportation energy infrastructure.

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Expanded Investment Opportunities. The combined company’s expanded free cash flow will provide additional resources for reinvestment in Canada, the Caribbean, and the United States in support of both existing and new opportunities.

Additional details will be made available today in a presentation on the Investor Relations section of Sunoco’s website at www.SunocoLP.com under Webcasts and Presentations and on the Investor section of Parkland’s website at www.parkland.ca.

Conference Call Information

Sunoco LP management will hold a conference call on Monday, May 5 at 8:30 a.m. Eastern Daylight Time (7:30 a.m. Central Daylight Time) to discuss the transaction. To participate, dial 877-407-6184 (toll free) or 201-389-0877 at least 10 minutes before the call and ask for the Sunoco LP conference call. The conference call will also be accessible live and for later replay via webcast in the Investor Relations section of Sunoco’s website at www.SunocoLP.com under Webcasts and Presentations.

Advisors

Barclays and RBC Capital Markets served as the exclusive financial advisors to Sunoco. Barclays and RBC Capital Markets provided committed financing. Stikeman Elliott LLP, Weil, Gotshal & Manges LLP, and Vinson & Elkins LLP acted as Sunoco’s legal advisors.

Goldman Sachs Canada Inc. and BofA Securities served as financial advisors to Parkland. BMO Capital Markets acted as financial advisor to Parkland’s Special Committee. Norton Rose Fulbright Canada LLP acted as Parkland’s legal advisor. Torys LLP acted as legal advisor to Parkland’s Special Committee.

About Sunoco

Sunoco LP (NYSE: SUN) is a leading energy infrastructure and fuel distribution master limited partnership operating in over 40 U.S. states, Puerto Rico, Europe, and Mexico. The Partnership’s midstream operations include an extensive network of approximately 14,000 miles of pipeline and over 100 terminals. This critical infrastructure complements the Partnership’s fuel distribution operations, which serve approximately 7,400 Sunoco and partner branded locations and additional independent dealers and commercial customers. SUN’s general partner is owned by Energy Transfer LP (NYSE: ET).

About Parkland

Parkland is a leading international fuel distributor, marketer, and convenience retailer with safe and reliable operations in twenty-six countries across the Americas. Our retail network meets the fuel, and convenience needs of everyday consumers. Our commercial operations provide businesses with fuel to operate, complete projects and better serve their customers. In addition to meeting our customers’ needs for essential fuels, Parkland provides a range of choices to help them lower their environmental impact, including manufacturing and blending renewable fuels, ultra-fast EV charging, a variety of solutions for carbon credits and renewables, and solar power. With approximately 4,000 retail and commercial locations across Canada, the United States, and the Caribbean region, we have developed supply, distribution, and trading capabilities to accelerate growth and business performance.

Our strategy is focused on two interconnected pillars: our Customer Advantage and our Supply Advantage. Through our Customer Advantage, we aim to be the first choice of our customers through our proprietary brands, differentiated offers, extensive network, competitive pricing, reliable service, and compelling loyalty program. Our Supply Advantage is based on achieving the lowest cost to serve among independent fuel marketers and distributors in the hard-to-serve markets in which we operate, through our well-positioned assets, significant scale, and deep supply and logistics capabilities. Our business is underpinned by our people and our values of safety, integrity, community, and respect, which are embedded across our organization.

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. In this context, forward-looking statements often address future business and financial events, conditions, expectations, plans or ambitions, and often include, but are not limited to, words such as “believe,” “expect,” “may,” “will,” “should,” “could,” “would,” “anticipate,” “estimate,” “intend,” “plan,” “seek,” “see,” “target” or similar expressions, or variations or negatives of these words, but not all forward-looking statements include such words. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of Sunoco LP (“Sunoco” or “SUN”) and Parkland Corporation (“Parkland”), that could cause actual results to differ materially from those expressed in such forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: the completion of the proposed transaction on anticipated terms and timing, or at all, including obtaining regulatory approvals, the creation of SUNCorp and approval of the listing of the SUNCorp units on the New York Stock Exchange, and receipt of Parkland shareholder approval; and the anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses, prospects, business and management strategies for the management, expansion and growth of the combined company’s operations, including the possibility that any of the anticipated benefits of the proposed transaction will not be realized or will not be realized within the expected time period; the ability of Sunoco and Parkland to integrate the business successfully and to achieve anticipated synergies and value creation; potential litigation relating to the proposed transaction that could be instituted against Sunoco, Parkland or their directors; the risk that disruptions from the proposed transaction will harm Sunoco’s or Parkland’s business, including current plans and operations and that management’s time and attention will be diverted on transaction-related issues; potential adverse reactions or changes to business relationships, including with employees, suppliers, customers, competitors or credit rating agencies, resulting from the announcement or completion of the proposed transaction; rating agency actions and Sunoco and Parkland’s ability to access short-and long-term debt markets on a timely and affordable basis; potential business uncertainty, including the outcome of commercial negotiations and changes to existing business relationships during the pendency of the proposed transaction that could affect Sunoco’s and/or Parkland’s financial performance and operating results; certain restrictions during the pendency of the merger that may impact Parkland’s ability to pursue certain business opportunities or strategic transactions or otherwise operate its business; dilution caused by Sunoco’s issuance of additional units representing limited partner interests in connection with the proposed transaction; fees, costs and expenses and the possibility that the transaction may be more expensive to complete than anticipated; those risks described in Item 1A of Sunoco’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on February 14, 2025. Those disclosures are incorporated by reference in this communication. While the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Readers are cautioned not to place undue reliance on this forward-looking information, which is as of the date of this communication. Sunoco and Parkland do not intend to update these statements unless required by the securities laws to do so, and Sunoco and Parkland undertake no obligation to publicly release the result of any revisions to any such forward-looking statements that may be made to reflect events or circumstances after the date of this communication.

Additional Information and Where to Find It

In connection with the potential transaction between Sunoco and Parkland, SUNCorp intends to file any relevant materials with the U.S. Securities and Exchange Commission (“SEC”), which may include a registration statement on Form S-4 and/or Form S-1, which registration statement, if and when filed, will contain a preliminary prospectus of SUNCorp. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROSPECTUS, IF AND WHEN FILED, AND ANY OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the registration statement / prospectus (if and when available) and other documents filed with the SEC by Sunoco or SUNCorp through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Sunoco or SUNCorp will also be available free of charge on Sunoco’s website at https://www.sunocolp.com/investors or by contacting the contact below.

Additional information about Parkland can be found under its corporate profile on SEDAR at www.sedar.com, on its website at www.parkland.ca, or by contacting the contact below.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any offer, issuance, exchange, transfer, solicitation or sale of securities in any jurisdiction in which such offer, issuance, exchange, transfer, solicitation or sale would be in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, or pursuant to an exemption therefrom, or prior to registration or qualification under applicable securities laws.

The information contained in this communication is available on our website at www.sunocolp.com.

Contacts

SUN Investors:	PKI Investors:

Scott Grischow
(214) 840-5660	1-855-355-1051
scott.grischow@sunoco.com	Investor.Relations@parkland.ca

SUN Media:	PKI Media:

Chris Cho
(469) 646-1647	1-855-301-5427
chris.cho@sunoco.com	Public.Relations@parkland.ca